Exhibit 10.2

DATED     January 7, 2010

TBS INTERNATIONAL PUBLIC LIMITED COMPANY

______________________________________________________________

DEED POLL OF ASSUMPTION
relating to
TBS International Amended and Restated 2005 Equity Incentive Plan

______________________________________________________________

DEED POLL OF ASSUMPTION

OF

TBS INTERNATIONAL PUBLIC LIMITED COMPANY

This Deed Poll relating to the TBS International Amended and Restated 2005 Equity Incentive Plan (the “Plan”) is made on   January 7, 2010 by TBS INTERNATIONAL PUBLIC LIMITED COMPANY, a company established in Ireland with registered number 476578 having its registered office at Arthur Cox Building, Earlsfort Terrace, Dublin 2 (“TBS Ireland”).

WHEREAS on December 11, 2009, TBS International Limited, a company incorporated in Bermuda, received approval from the Supreme Court of Bermuda for a scheme of arrangement pursuant to section 99 of the Companies Act of 1981 under Bermuda law (the “Scheme of Arrangement”) that effected a transaction that resulted in the Class A common shareholders and Class B common shareholders of TBS International Limited becoming Class A ordinary shareholders and Class B ordinary shareholders, respectively, of TBS Ireland and TBS International Limited becoming a wholly-owned subsidiary of TBS Ireland (the “Transaction”), such Transaction becoming effective on January 7, 2010 upon the filing of the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies;

WHEREAS in connection with and contingent upon the consummation of the Transaction, TBS Ireland proposed to assume the Plan and any outstanding awards issued thereunder (the “Assumption”);

WHEREAS in connection with and contingent upon the consummation of the Transaction and the Assumption, TBS Ireland adopted the Plan amended as necessary or appropriate to give effect to the Transaction and the Assumption, such amendments principally providing (1) for the appropriate substitution of TBS Ireland for TBS International Limited in such plan; and (2) that ordinary shares of TBS Ireland will be issued, held available or used, as appropriate, to measure benefits under such Plan, in lieu of the common shares of TBS International Limited; and

WHEREAS as a result of the Transaction becoming effective, TBS Ireland desires to assume sponsorship of the Plan, the terms of which are contained in Schedule 1.

NOW THIS DEED POLL WITNESSES AS FOLLOWS:

TBS Ireland hereby declares, undertakes and agrees for the benefit of each participant in the Plan that, with effect from  January 7, 2010, it shall:

1.	undertake and discharge all of the rights and obligations of TBS International Limited under the Plan;

2.	exercise all of the powers of TBS International Limited as provided for in the Plan;

3.
be bound by the terms of the Plan so that TBS Ireland will be bound by the requirements, without limitation, as in effect immediately prior to the effective date of this Deed Poll, save for such changes as are necessary to effectuate and reflect the assumption by TBS Ireland of the Plan and the rights and obligations of TBS International Limited. thereunder; and

4.
TBS Ireland hereby assumes and adopts, for the time being, the form of Agreement adopted by TBS International Limited for the issuance of Awards on and after  January 7, 2010, with such amendments and modifications thereto as may be necessary or appropriate to effectuate and reflect the assumption by TBS Ireland of the Plan and the form of Agreement and the rights and obligations of TBS International Limited thereunder.

This Deed Poll may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

This Deed Poll shall be governed and construed in accordance with the laws of Ireland.

IN WITNESS WHEREOF this Deed Poll has been executed by TBS Ireland on the date first above written.

GIVEN under the common seal of
TBS INTERNATIONAL PUBLIC LIMITED COMPANY

/s/ Joseph E. Royce
Director: Joseph E. Royce

/s/ Gregg L. McNelis
Director: Gregg L. McNelis